UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

100 Congress Avenue, Suite 1425,  Austin, TX 78701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2025, TTEC Holdings, Inc. (“TTEC” or the “Company”) announced the appointment of Carlos M. Dean as Group Vice President and Chief Accounting Officer for the Company, effective immediately.

Mr. Dean, 53, brings over 20 years of experience in public and private company accounting to the role. Mr. Dean originally joined TTEC in 2015 as its Vice President and Global Controller, a position he held until July 2022. From July 2024 through November 2025, Mr. Dean served as principal consultant with Terrapin Summit, LLC, a provider of accounting and financial systems consulting services. Prior to joining TTEC, he served in senior accounting roles at Orbitz Worldwide and Worldport Communications. He holds a Bachelor of Business Administration Accounting degree from Eastern Kentucky University and is a CPA.

In connection with his appointment, Mr. Dean’s compensation package will consist of (i) an annual base salary of $285,000 and (ii) target annual cash and equity bonuses equal to 35% of base salary each. Subject to the approval of the Compensation Committee of the Board of Directors, the Company will grant Mr. Dean a one-time restricted stock units award (the “RSUs”) with a market value of $175,000, based on the closing price of the Company’s common stock on the grant date, which will vest over a five-year period, with 40% of the RSUs vesting on the second anniversary of the appointment date and an additional 20% vesting on each anniversary for three years thereafter.

There is no arrangement or understanding between Mr. Dean and any other person pursuant to which Mr. Dean was appointed as an officer. There are no family relationships between Mr. Dean and any of the Company’s directors or executive officers or any person nominated or chosen to become a director or executive officer; Mr. Dean has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K; and Mr. Dean has no prior affiliations with PricewaterhouseCoopers LLP, the Company’s independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: November 13, 2025	By:	/s/ Margaret B. McLean
Margaret B. McLean General Counsel, Chief Legal & Risk Officer

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